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                                                                    Exhibit 4.1


                                STRESSGEN
                           BIOTECHNOLOGIES CORP.
                    STRESSGEN BIOTECHNOLOGIES CORPORATION
               INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA/
             CONSTITUEE SELON LES LOIS DE LA COLOMBIE BRITANNIQUE

NUMBER - NUMERO                                             SHARES - ACTIONS
                             CUSIP 86330P 10 4

This certifies that
Ceci atteste que


is the registered holder of
est le porteur immatricule de

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

In Witness Whereof the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

Dated:

Fait le:

PRESIDENT/PRESIDENT          SECRETARY/SECRETAIRE

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICES OF MONTREAL TRUST COMPANY OF CANADA AT VANCOUVER, BC OR TORONTO, ONT


ACTIONS ORDINAIRES SANS VALEUR NOMINALE ENTIEREMENT LIBEREES ET NON COTISABLES

du capital de la Societe susmentionnee, sous reserve des statuts constitutifs de la Societe, transferables dans les livres de la Societe par le porteur inscrit ou par son mandataire dument autorise par ecrit sur remise de ce certificat dument endosse.

Le present certificat n'est valide que s'il est contresigne par l'agent des transferts et agent charge de la tenue des registres de la Societe.

En Foi de Quoi la Societe a fait signer en son nom en facsimile le present certificat par ses dirigeants dument autorises a Vancouver, en
Colombie-Britannique.


         COUNTERSIGNED AND REGISTERED
         CONTRESIGNE ET INSCRIT
         MONTREAL TRUST COMPANY OF CANADA                         VANCOUVER
         COMPAGNIE MONTREAL TRUST DU CANADA                         TORONTO
         REGISTRAR AND TRANSFER AGENT
         AGENT DES TRANSFERTS ET AGENT CHARGE DE LA TENUE DES REGISTRES


         BY
         PAR
            ----------------------------------------
            AUTHORIZED OFFICER - DIRIGEANT AUTORISE

LES ACTIONS QUE REPRESENTE LE CERTIFICAT SONT TRANSFERABLES AUX BUREAUX
   PRINCIPAUX DE COMPAGNIE MONTREAL TRUST DU CANADA A VANCOUVER
                    (C B) ET TORONTO (ONT)


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For value received the undersigned hereby sells, assigns and transfers unto

Pour valeur recue, le soussigne vend, cede et transfere par les presentes a



- ------------------------------------------------------------------------------
                    (Name and address of transferee)
                    (Nom et adresse du cessionnaire)


                              -             -
                  --- --- ---   --- --- ---   --- --- ---
                         SOCIAL INSURANCE NUMBER


                              -             -
                  --- --- ---   --- --- ---   --- --- ---
                         NUMERO D'ASSURANCE SOCIALE


- ------------------------------------------------------------------------------


- ------------------------------------------------------------------------------

                                                                        Shares
- ---------------------------------------------------------------------- actions registered in the name of the undersigned on the books of the Company named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints.

inscrites au nom du soussigne cans les livres de la Societe mentionnee sur la face de ce certificat et representees par celui-ci et nomme et constitue irrevocablement



- ------------------------------------------------------------------------------
the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.

son mandataire, avec faculte de se substituer toute autre personne, pour transferer ces actions dans les registre des transferts de la Societe.


Dated:
Fait le


- --------------------------------------------
(Signature of Witness - Signature de temoin)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a bank, trust company or a member of a recognized stock exchange whose signature is acceptable to the Transfer Agent.


- --------------------------------------------------------
(Signature of Shareholder - Signature de l'actionnaire)

AVIS: La signature qui figure sur ce document de transfert doit correspondre en tous points au nom inscrit au recto du certificat, sans modification, ni addition, ni aucun autre changement, et doit etre avalisee par une banque, une societe de fiducie ou en membre d'une bourse reconnue dont la signature est jugee acceptable par l'agent des transferts.